UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 21, 2022
(Date of earliest event reported)

Farmers & Merchants Bancorp
(Exact name of registrant as specified in its charter)

Delaware	000-26099	94-3327828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Pine Street, Lodi, California 95240
(Address of principal executive offices)	(Zip Code)

(209) 367-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 4.01	Change in Registrant’s Certifying Accountant

On April 21, 2022, the Audit Committee of the Board of Directors of Farmers & Merchants Bancorp. (the “Company) approved the engagement of Eide Bailly LLP (“Eide Bailly”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022, and dismissed Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm.

During the Company’s fiscal years ended December 31, 2021 and 2020, and in the subsequent interim period through April 21, 2022, neither we nor anyone acting on our behalf consulted with Eide Bailly regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; (ii) or the type of audit opinion that might be rendered on our consolidated financial statements, in either case where a written report was provided or oral advice was provided that Eide Bailly concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Moss Adams’ reports on our consolidated financial statements and the effectiveness of internal control over financial reporting, which were included in the Company’s Annual Reports on Form 10-K for the fiscal years ended December 31, 2021 and 2020, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2021 and 2020, and in the subsequent interim periods through April 21, 2022, (i) there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Moss Adams’ satisfaction, would have caused it to make reference thereto in its reports; and (ii) there were no reportable events as defined in item 304(a)(1)(v) of Regulation S-K.

We have provided Moss Adams with a copy of the foregoing disclosures and have requested that Moss Adams furnish us with a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the above disclosures related to their firm. Attached as Exhibit 16.1 is a copy of that letter, dated April 21, 2022.

Item 9.01	Financial Statements and Exhibits

Exhibits	Description
16.1	Letter to Securities and Exchange Commission dated April 21, 2022 from Moss Adams LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS & MERCHANTS BANCORP

	By	/s/ Mark K. Olson
Date: April 22, 2022		Mark K. Olson
Executive Vice President
& Chief Financial Officer